UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	January 19, 2023 (commencement of operations) – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam ESG Core Bond ETF

Annual report
4 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PCRB

Putnam
ESG Core Bond
ETF

Annual report
4 | 30 | 23

Message from the Trustees

June 13, 2023

Dear Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. The fund return in the bar chart is at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the period, the fund had expense limitations, without which the return would have been lower. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 1/19/23 (commencement of fund operations) to 4/30/23. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How were market conditions during the reporting period?

Fixed income markets recorded a slight gain, despite considerable market volatility. Rising interest rates and persistent inflation weighed on investor sentiment. The failure of two U.S. regional banks in March 2023 sparked concern about instability in the financial system. Quick actions by global central banks to minimize systemic risk, including shoring up bank deposits, prevented contagion across the global financial system. While the turmoil stirred recession concerns, it also led to changing expectations about the future path of Federal Reserve monetary policy. Investors hoped that a continued economic slowdown might give the Fed room to ease monetary policy.

With signs that inflation was moderating but still high, the Fed pivoted to lower interest-rate increases of 0.25% in February and March, and yields fell in sync with the decision. The benchmark 10-year U.S. Treasury rate began the period at 3.39% and peaked at 4.08% on March 2, 2023, before falling to 3.44% at period-end. The Bloomberg U.S. Aggregate Bond Index, the fund’s benchmark, returned 0.21% for the reporting period.

ESG Core Bond ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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How did the fund perform in this environment?

For the period from its commencement of operations on January 19, 2023, through April 30, 2023, the fund gained 0.04%, modestly underperforming the 0.21% return for its benchmark.

Which holdings and strategies aided the fund’s performance versus the benchmark?

Investment-grade corporate credit was the largest contributor to relative returns during the period despite credit spreads ending the period 12 basis points wider than where they began. [Credit spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Our security selection more than offset the credit spread widening, particularly in February amid concerns of elevated inflation and further Fed tightening.

Commercial mortgage credit strategies contributed slightly to relative returns amid significant market volatility. Despite poor technicals and negative headlines surrounding office properties, coupled with stress from the bank sector, the fund’s commercial mortgage-backed security [CMBS] positioning proved to be modestly additive. The CMBS market stabilized after the bank stress experienced in March, and then benefited from higher yields.

What were relative detractors during the period?

Prepayment risk strategies were a modest detractor. The fund maintained a slightly long mortgage basis position. Mortgage basis is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year U.S. Treasuries. This positioning hampered returns. The mortgage basis experienced significant volatility amid the fallout from the Silicon Valley Bank and Signature Bank failures in March and the expectation that the FDIC would liquidate the banks’ portfolios.

How did the fund use derivatives during the period?

The fund had minimal usage of derivatives during the period. We used to-be-announced commitments to gain exposure to the agency mortgage market.

How is environmental, social, and governance [ESG] criteria integrated in the fund’s investment process?

The Fixed Income team integrates ESG considerations into the investment research processes. We consider ESG analysis as additive and complementary to the fundamental understanding that is at the center of our investment philosophy. We seek to apply forward-looking ESG insights above and beyond the data. In the same way our credit analysis is forward looking, our evaluation of relevant ESG considerations must also be forward looking.

What are your current views on the U.S. economy and major sectors that the fund invests in?

We believe the macroeconomic landscape suggests a slowdown is approaching. Regional bank failures cast doubt on the resilience of the U.S. economy and leave the Fed little room to maneuver between addressing persistent inflation and maintaining financial stability, in our view. The Fed’s more dovish tone at its May 2023 meeting gave markets hope that policymakers will pause rate hikes at their upcoming meetings. We believe it is unlikely the Fed will cut interest rates in 2023 given the resilient labor market.

The risk of a U.S. recession has increased with financial stability concerns, in our view. Many economists believe a recession is inevitable, although its timing and depth depend in part on how quickly the Fed reacts to visible signs of an

ESG Core Bond ETF 5

emerging economic slowdown. This scenario could lead to a modest rise in unemployment and a tepid housing market, in our view. We anticipate the U.S. economy will enter recession by early 2024 and that unemployment will rise slowly to a more historically normal rate near 5%.

We have a cautious view on the U.S. corporate credit bond market, although we continue to find pockets of idiosyncratic opportunities. Corporate fundamentals were strong entering 2023 and have been resilient until now. Market technicals have also held up well, as mutual fund outflows have moderated in recent months. Credit spreads do not appear to be pricing in recessionary risks, but we are seeing more divergence across sectors. Banks are underperforming in the wake of the recent turmoil. Risks to our outlook include bank-related volatility, high inflation, central bank tightening, slowing growth, and geopolitical impacts on energy supplies.

Commercial real estate is facing meaningful headwinds and increased risks, in our view. We believe the risk of recession is rising as the Fed continues to combat inflation by raising the cost of capital. Recent bank turmoil will likely result in a tighter lending channel and higher capital costs, in our view. We believe property types that can adjust rents [e.g., hotels and apartments] will hold their value better, while property types with longer leases and greater exposure to rising capital costs and/or needs for capital investment will face pressure. We believe some of these additional risks are priced into the CMBS market, which has experienced significant credit spread widening. The most attractive relative value opportunities require detailed analysis and security selection.

We now maintain a neutral position to the mortgage basis, mostly due to uncertainty related to bank demand and the possibility that the FDIC may sell its mortgage holdings. We believe the balance of 2023 will require us to remain tactical and actively trade the basis as new information emerges and events occur.

Thank you, Mike, for sharing this update about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from January 19, 2023 (commencement of fund operations) through April 30, 2023, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Fund performance Total return for the period ended 4/30/23

Life of fund
(since 1/19/23)
Net asset value	0.04%
Market price	0.03

Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

For a portion of the period, the fund had expense limitations, without which the return would have been lower.

Comparative index returns For the period ended 4/30/23

Life of fund
(since 1/19/23)
Bloomberg U. S. Aggregate Bond Index	0.21%
Lipper Core Bond Funds category median*	0.14

Index and Lipper results should be compared with fund performance at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 4/30/23, there were 533 funds in this Lipper category.

Past performance does not indicate future results.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

ESG Core Bond ETF 7

Fund price and distribution information For the period ended 4/30/23

Distributions
Number	2
Income	$0.300
Capital gains	—
Total	$0.300
Share value	Net asset value	Market price
1/19/23*	$50.00	$50.00
4/30/23	49.72	49.72
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	3.62%	3.62%
Current 30-day SEC yield[2]	3.79	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the ETF.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

2 Based only on investment income and calculated in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/23

Life of fund
(since 1/19/23)
Net asset value	–0.50%
Market price	–0.40

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

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Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/23*	0.35%
Annualized expense ratio for the period from 1/19/23 (commencement of operations)
to 4/30/23†	0.35%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal period. As a result of this, ratio may differ from expense ratio in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 1/19/23 (commencement of operations) to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$0.98
Ending value (after expenses)	$1,000.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (102); and then dividing that result by the number of days in the year (365).

ESG Core Bond ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period 1/19/23 (commencement of operations) to 4/30/23, use the following calculation method. To find the value of your investment on 1/19/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$1.76
Ending value (after expenses)	$1,023.06

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 1/19/23 (commencement of operations) to 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 ESG Core Bond ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

ESG Core Bond ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

ESG Core Bond ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 ESG Core Bond ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG Core Bond ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam ESG Core Bond ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2023, and the related statement of operations and changes in net assets, including the related notes, and financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations, changes in net assets, and the financial highlights for the period January 19, 2023 (commencement of operations) through April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

ESG Core Bond ETF 15

The fund’s portfolio 4/30/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.3%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 9/20/52	$344,130	$352,781
5.00%, 10/20/52	1,672,421	1,665,623
4.50%, 9/20/52	3,282,226	3,217,733
4.00%, TBA, 5/1/53	3,000,000	2,884,024
3.50%, with due dates from 1/20/52 to 3/20/52	4,369,339	4,112,068
3.00%, with due dates from 3/20/43 to 9/20/51	5,467,426	5,018,773
2.50%, 3/20/52	397,852	351,005
2.50%, with due dates from 4/20/51 to 5/20/51	7,047,065	6,257,339
2.00%, with due dates from 2/20/51 to 7/20/51	6,675,674	5,738,495
		29,597,841
U.S. Government Agency Mortgage Obligations (26.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 3/1/53	990,117	986,903
4.50%, with due dates from 7/1/52 to 8/1/52	833,842	817,647
4.00%, with due dates from 4/1/52 to 10/1/52	2,252,578	2,155,383
3.00%, 3/1/52	394,764	357,950
2.50%, with due dates from 1/1/52 to 5/1/52	1,744,512	1,518,987
2.00%, 5/1/51	527,675	438,788
2.00%, 4/1/42	2,671,014	2,293,699
2.00%, 3/1/36	2,652,666	2,402,872
2.00%, 8/1/35 ##	746,497	676,435
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 4/1/53 to 4/1/53	1,300,000	1,344,909
6.00%, 4/1/53	2,000,000	2,047,201
5.50%, 4/1/50	345,956	353,690
5.00%, with due dates from 10/1/52 to 2/1/53	2,315,694	2,307,018
4.50%, with due dates from 7/1/52 to 9/1/52	4,309,536	4,217,381
4.00%, with due dates from 6/1/52 to 7/1/52	5,078,906	4,904,840
3.50%, with due dates from 7/1/50 to 7/1/52	9,321,368	8,680,633
3.00%, with due dates from 3/1/52 to 6/1/52	11,631,300	10,455,884
3.00%, 11/1/32	371,899	357,957
2.50%, with due dates from 12/1/51 to 5/1/52	20,682,669	17,926,112
2.50%, with due dates from 7/1/36 to 7/1/37	5,272,521	4,917,264
2.00%, with due dates from 4/1/47 to 2/1/52	28,687,169	23,899,751
2.00%, with due dates from 5/1/36 to 6/1/36	2,770,378	2,504,306
1.50%, 7/1/36	2,646,542	2,336,725
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/53	1,000,000	1,019,297
5.50%, TBA, 5/1/53	1,000,000	1,008,281
5.00%, TBA, 5/1/53	19,000,000	18,891,641
1.50%, TBA, 5/1/53	3,000,000	2,365,363
1.50%, TBA, 5/1/38	2,000,000	1,757,485
		122,944,402
Total U.S. government and agency mortgage obligations (cost $152,049,811)		$152,542,243

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U.S. TREASURY OBLIGATIONS (33.9%)*	Principal amount	Value
U.S. Treasury Bonds
6.125%, 8/15/29	$3,200,000	$3,664,500
4.00%, 11/15/52	33,000,000	35,036,719
3.375%, 8/15/42	12,800,000	12,054,000
U.S. Treasury Notes
2.50%, 2/28/26	26,350,000	25,449,365
2.375%, 4/30/26	30,500,000	29,338,379
1.75%, 3/15/25	24,300,000	23,263,453
1.25%, 8/15/31	32,600,000	27,567,375
1.25%, 3/31/28	2,000,000	1,795,781
Total U.S. treasury obligations (cost $155,331,261)		$158,169,572

CORPORATE BONDS AND NOTES (25.5%)*	Principal amount	Value
Basic materials (1.0%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$661,000	$645,626
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	839,000	849,278
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	483,000	421,852
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	361,000	339,275
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	122,000	99,172
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	483,000	469,798
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	920,000	1,081,045
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	849,000	752,803
		4,658,849
Capital goods (1.0%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	56,000	54,756
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,027,000	933,277
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	440,000	429,820
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	483,000	469,235
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,078,000	1,026,517
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	740,000	732,358
Raytheon Technologies Corp. sr. unsec. notes 5.15%, 2/27/33	275,000	285,808
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	839,000	806,031
		4,737,802
Communication services (3.8%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	2,751,000	2,426,080
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,200,000	1,100,613
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	610,000	599,571
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	8,212,000	6,611,219
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp company guaranty sr. sub. bonds 4.80%, 3/1/50	366,000	277,168
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	239,000	236,763
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	610,000	584,223

ESG Core Bond ETF 17

CORPORATE BONDS AND NOTES (25.5%)* cont.	Principal amount	Value
Communication services cont.
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	$605,000	$578,045
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	661,000	596,631
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	600,000	538,906
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	585,000	630,678
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	122,000	114,869
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	605,000	582,636
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 3.30%, 2/15/51	1,947,000	1,389,477
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	722,000	614,703
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	844,000	754,510
		17,636,092
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.196%, perpetual maturity	278,000	277,514
		277,514
Consumer cyclicals (1.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	445,000	419,969
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	750,000	655,410
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	722,000	588,210
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	849,000	853,579
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	356,000	319,339
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	361,000	301,672
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	483,000	478,474
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	478,000	454,140
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	483,000	447,901
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	478,000	426,034
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	239,000	192,843
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	732,000	650,133
		5,787,704
Consumer staples (1.0%)
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	675,000	645,693
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33	1,268,000	1,313,042
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53	230,000	238,768
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	193,000	199,888
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	1,449,000	1,414,649
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	605,000	600,717
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	422,000	419,124
		4,831,881

18 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (25.5%)* cont.	Principal amount	Value
Energy (1.2%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	$239,000	$240,885
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	239,000	240,064
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	1,073,000	893,898
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	839,000	797,780
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	483,000	463,374
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	361,000	327,015
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	244,000	243,344
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	361,000	345,827
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	722,000	795,016
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	361,000	377,416
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	244,000	244,022
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	361,000	340,212
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	122,000	123,709
		5,432,562
Financials (10.6%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,245,000	1,019,746
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	727,000	695,319
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	244,000	216,314
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	244,000	257,375
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	530,000	429,786
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	839,000	782,033
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	765,000	597,593
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,610,000	1,588,442
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	727,000	613,738
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,125,000	1,838,430
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	4,698,000	4,531,395
Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.125%, 3/15/26	727,000	709,189
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	1,105,000	1,059,314
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	790,000	629,420
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,165,000	1,126,339
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	425,760
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	483,000	440,382
Credit Suisse Group AG 144A sr. unsec. FRN 4.207%, 6/12/24 (Switzerland)	645,000	631,584
Credit Suisse Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	212,500

ESG Core Bond ETF 19

CORPORATE BONDS AND NOTES (25.5%)* cont.	Principal amount	Value
Financials cont.
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	$1,550,000	$1,453,563
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	1,013,000	964,704
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	605,000	595,133
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	483,000	297,561
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	3,060,000	3,047,459
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.40%, 4/10/28	1,205,000	1,052,925
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	488,000	483,044
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	183,000	149,488
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,088,000	1,045,274
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	356,000	307,333
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	1,683,000	1,337,329
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	132,000	130,706
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	800,000	606,320
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	460,000	426,650
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 5.864%, 5/15/47	361,000	301,977
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	361,000	300,668
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.323%, 4/26/28	3,147,000	3,087,703
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	6,137,000	5,318,634
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	361,000	333,813
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	895,000	597,122
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	960,000	850,021
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	570,000	602,032
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,467,000	3,391,099
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,212,000	2,047,144
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	980,000	686,000
UBS Group AG 144A jr. unsec. sub. FRN 4.375%, perpetual maturity (Switzerland)	445,000	306,940
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	722,000	552,474
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	1,098,000	1,058,900
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	122,000	114,027
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	239,000	202,731
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	239,000	164,132
		49,617,565

20 ESG Core Bond ETF

CORPORATE BONDS AND NOTES (25.5%)* cont.	Principal amount	Value
Health care (1.5%)
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	$504,000	$523,174
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	949,000	974,701
Becton Dickinson & Co. sr. unsec. notes 3.70%, 6/6/27	483,000	467,949
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	722,000	633,061
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	483,000	436,748
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	320,000	334,394
GE Healthcare Holding, LLC 144A company guaranty sr. unsec. notes 5.65%, 11/15/27	835,000	862,276
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	488,000	479,150
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	315,000	320,488
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	605,000	631,080
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	488,000	478,064
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	839,000	712,144
		6,853,229
Technology (2.8%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	605,000	375,415
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27	2,166,000	2,089,433
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	600,000	582,969
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	361,000	335,762
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	1,093,000	1,081,970
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	483,000	440,879
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	1,835,000	1,617,194
Meta Platforms, Inc. sr. unsec. unsub. notes 3.85%, 8/15/32	1,525,000	1,439,573
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	366,000	355,167
Microsoft Corp. sr. unsec. unsub. bonds 3.50%, 2/12/35	610,000	582,720
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	361,000	276,641
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	666,000	502,837
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	727,000	563,804
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	483,000	427,878
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	239,000	219,459
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	820,000	563,282
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	735,000	521,848
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	995,000	864,399
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	460,000	433,426
		13,274,656
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	335,000	323,418
		323,418
Utilities and power (1.1%)
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	488,000	425,984
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	839,000	802,211
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	717,000	641,008

ESG Core Bond ETF 21

CORPORATE BONDS AND NOTES (25.5%)* cont.	Principal amount	Value
Utilities and power cont.
Florida Power & Light Co. sr. bonds 3.95%, 3/1/48	$854,000	$743,264
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. bonds 5.20%, 6/1/33	600,000	595,619
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	635,000	645,558
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	500,000	502,221
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	500,000	406,823
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	500,000	454,403
		5,217,091
Total corporate bonds and notes (cost $117,750,609)		$118,648,363

MORTGAGE-BACKED SECURITIES (9.3%)*	Principal amount	Value
Commercial mortgage-backed securities (9.3%)
Banc of America Commercial Mortgage Trust Ser. 15-UBS7, Class AS, 3.989%, 9/15/48 W	$618,000	$580,083
BANK
FRB Ser. 17-BNK8, Class B, 4.088%, 11/15/50 W	56,000	46,796
Ser. 17-BNK9, Class A4, 3.538%, 11/15/54	896,000	845,833
Barclays Commercial Mortgage Trust Ser. 19-C5, Class C, 3.71%, 11/15/52	1,344,000	1,083,669
BBCMS Mortgage Trust FRB Ser. 20-C6, Class XA, 1.162%, 2/15/53 W	987,317	50,698
Benchmark Mortgage Trust
Ser. 18-B6, Class AS, 4.441%, 10/10/51	2,211,000	2,056,372
Ser. 19-B11, Class AS, 3.784%, 5/15/52	54,000	48,418
Ser. 19-B12, Class A5, 3.116%, 8/15/52	1,567,000	1,401,281
FRB Ser. 20-B21, Class XA, IO, 1.562%, 12/17/53 W	20,630,259	1,576,173
Citigroup Commercial Mortgage Trust
FRB Ser. 16-P6, Class B, 4.301%, 12/10/49 W	1,216,000	1,085,015
Ser. 16-P4, Class AS, 3.075%, 7/10/49	2,394,000	2,158,672
COMM Mortgage Trust
FRB Ser. 14-CR15, Class B, 4.765%, 2/10/47 W	51,000	49,570
FRB Ser. 17-COR2, Class C, 4.741%, 9/10/50 W	1,387,000	1,127,700
FRB Ser. 15-CR26, Class B, 4.615%, 10/10/48 W	1,170,000	1,029,527
Ser. 18-COR3, Class AM, 4.493%, 5/10/51 W	42,000	39,693
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	355,000	326,943
CSAIL Commercial Mortgage Trust
FRB Ser. 20-C19, Class XA, IO, 1.225%, 3/15/53 W	984,187	54,935
FRB Ser. 19-C15, Class XA, IO, 1.196%, 3/15/52 W	15,531,159	688,251
GS Mortgage Securities Trust
FRB Ser. 16-GS2, Class C, 4.855%, 5/10/49 W	1,232,000	1,034,644
FRB Ser. 20-GC47, Class C, 3.569%, 5/12/53 W	61,000	45,960
JPMBB Commercial Mortgage Securities Trust
Ser. 13-C15, Class B, 4.927%, 11/15/45 W	1,140,000	1,072,074
FRB Ser. 14-C23, Class B, 4.629%, 9/15/47 W	355,645	331,956
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 14-C20, Class B, 4.399%, 7/15/47 W	780,000	706,961
FRB Ser. 13-C10, Class C, 4.256%, 12/15/47 W	486,000	452,918

22 ESG Core Bond ETF

MORTGAGE-BACKED SECURITIES (9.3%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.227%, 2/15/47 W	$1,212,000	$1,178,784
FRB Ser. 15-C25, Class B, 4.674%, 10/15/48 W	955,000	895,809
FRB Ser. 14-C17, Class C, 4.638%, 8/15/47 W	1,254,000	1,180,996
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	626,000	609,909
FRB Ser. 14-C16, Class B, 4.458%, 6/15/47 W	33,000	30,486
Ser. 14-C17, Class AS, 4.011%, 8/15/47	2,337,000	2,251,536
Ser. 14-C19, Class B, 4.00%, 12/15/47 W	1,180,000	1,064,298
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	1,504,000	1,397,662
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	831,000	750,553
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.952%, 10/15/51 W	2,014,000	1,636,213
Ser. 18-L1, Class AS, 4.637%, 10/15/51 W	665,000	621,926
Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	575,000	555,064
Ser. 18-H4, Class A4, 4.31%, 12/15/51	2,186,000	2,103,066
Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	1,227,000	1,106,117
Ser. 19-H7, Class A4, 3.261%, 7/15/52	709,000	635,638
Wells Fargo Commercial Mortgage Trust
Ser. 18-C47, Class AS, 4.673%, 9/15/61 W	665,000	610,614
Ser. 19-C49, Class B, 4.546%, 3/15/52	2,118,000	1,812,584
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	39,000	31,683
Ser. 15-LC20, Class C, 4.056%, 4/15/50 W	1,193,000	1,090,672
Ser. 17-C39, Class B, 4.025%, 9/15/50	1,759,000	1,536,367
FRB Ser. 20-C56, Class B, 3.864%, 6/15/53 W	1,304,000	1,098,058
Ser. 16-NXS6, Class A4, 2.918%, 11/15/49	2,461,000	2,274,309
WF-RBS Commercial Mortgage Trust Ser. 13-C11, Class B, 3.714%, 3/15/45 W	1,302,590	1,137,265
		43,503,751
Total mortgage-backed securities (cost $43,643,273)		$43,503,751

SHORT-TERM INVESTMENTS (3.9%)*	Principal amount	Value
Interest in $385,480,000 joint tri-party repurchase agreement dated 4/28/2023 with BofA Securities, Inc. due 5/1/2023 — maturity value of $18,268,335 for an effective yield of 4.820% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 2.000% and a due date of 2/20/2051, valued at $393,189,600)	$18,261,000	$18,261,000
Total short-term investments (cost $18,261,000)		$18,261,000

TOTAL INVESTMENTS
Total investments (cost $487,035,954)	$491,124,929

ESG Core Bond ETF 23

Key to holding’s abbreviations
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 19, 2023 (commencement of operations) through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $466,144,573.
##	Forward commitment, in part or in entirety (Note 1).
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 4/30/23 (proceeds receivable $9,046,641)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 6.00%, 5/1/53	$1,000,000	5/11/23	$1,019,297
Uniform Mortgage-Backed Securities, 5.50%, 5/1/53	1,000,000	5/11/23	1,008,281
Uniform Mortgage-Backed Securities, 5.00%, 5/1/53	7,000,000	5/11/23	6,960,078
Total			$8,987,656

24 ESG Core Bond ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$118,648,363	$—
Mortgage-backed securities	—	43,503,751	—
U.S. government and agency mortgage obligations	—	152,542,243	—
U.S. treasury obligations	—	158,169,572	—
Short-term investments	—	18,261,000	—
Totals by level	$—	$491,124,929	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
TBA sale commitments	$—	$(8,987,656)	$—
Totals by level	$—	$(8,987,656)	$—

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 25

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $487,035,954)	$491,124,929
Cash	2,510
Interest and other receivables	3,329,449
Receivable for sales of TBA securities (Note 1)	9,059,557
Total assets	503,516,445

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	320,012
Payable for purchases of TBA securities (Note 1)	27,930,210
Payable for compensation of Manager (Note 2)	133,994
TBA sale commitments, at value (proceeds receivable $9,046,641) (Note 1)	8,987,656
Total liabilities	37,371,872

Net assets	$466,144,573

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$460,744,367
Total distributable earnings (Note 1)	5,400,206
Total — Representing net assets applicable to capital shares outstanding	$466,144,573

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($466,144,573 divided by 9,375,000 shares)	$49.72

The accompanying notes are an integral part of these financial statements.

26 ESG Core Bond ETF

Statement of operations
For the period 1/19/23 (commencement of operations) to 4/30/23

INVESTMENT INCOME
Interest (including interest income of $485 from investments in affiliated issuers (Note 6))	$4,192,606
Total investment income	4,192,606

EXPENSES
Compensation of Manager (Note 2)	337,561
Fees waived and reimbursed by Manager (Note 2)	(31)
Total expenses	337,530

Net expenses	337,530

Net investment income	3,855,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	202,170
Total net realized gain	202,170
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	4,147,960
Total change in net unrealized appreciation	4,147,960

Net gain on investments	4,350,130

Net increase in net assets resulting from operations	$8,205,206

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 27

Statement of changes in net assets

For the period
1/19/23
(commencement
of operations)
INCREASE IN NET ASSETS	to 4/30/23
Operations
Net investment income	$3,855,076
Net realized gain on investments	202,170
Change in net unrealized appreciation of investments	4,147,960
Net increase in net assets resulting from operations	8,205,206
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(2,805,000)
Proceeds from shares sold (Note 4)	459,935,678
Decrease from shares redeemed (Note 4)	(4,855,797)
Other capital (Note 4)	414,486
Total increase in net assets	460,894,573

NET ASSETS
Beginning of period (Note 5)	5,250,000
End of period	$466,144,573

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	100,000
Shares sold (Note 4)	9,375,000
Shares redeemed (Note 4)	(100,000)
Shares outstanding at end of period	9,375,000

The accompanying notes are an integral part of these financial statements.

28 ESG Core Bond ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
1/19/23
(commencement
of operations)
to 4/30/23
Net asset value, beginning of period	$50.00
Investment operations:
Net investment income (loss) [a]	.55
Net realized and unrealized
gain (loss) on investments	(.59)
Total from investment operations	(.04)
Less distributions:
From net investment income	(0.30)
From net realized gain on investments	—
Total distributions	(0.30)
Other capital	.06
Net asset value, end of period	$49.72
Total return at net asset value (%) [b]	.04*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$466,145
Ratio of expenses to average
net assets (%) [c,d]	.10*
Ratio of net investment income
(loss) to average net assets (%) [d]	1.12*
Portfolio turnover (%) [e,f]	37*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover excludes securities received or delivered in-kind.

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

ESG Core Bond ETF 29

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from January 19, 2023 (commencement of operations) through April 30, 2023.

Putnam ESG Core Bond ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a diversified portfolio of investment-grade fixed-income securities with a focus on companies or issuers that Putnam Management, the fund’s investment manager, believes meet relevant ESG criteria on a sector-specific basis ESG criteria.

The fund invests mainly in bonds of governments and private companies located in the United States that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that Putnam Management believes are of comparable quality. Putnam Management may invest in below-investment-grade investments. However, Putnam Management will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities that it believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase. The fund may also invest in foreign fixed income investments, although foreign investments do not represent a primary focus of the fund.

The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs

30 ESG Core Bond ETF

to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility. Putnam Management believes that securitized debt instruments present unique challenges in applying ESG criteria due to the presence of various asset types, counterparties involved, and the complex structure of the securitized debt market along with a lack of available ESG-related data. In evaluating securitized debt instruments for potential investment, Putnam Management takes a broad approach, analyzing both the terms of the transaction, including the asset type being securitized and structure of securitization, as well as key counterparties. Opportunities are analyzed at the asset level within each securitization and each subsector to identify assets that meet relevant ESG thresholds. Additionally, in evaluating securitized debt instruments, Putnam Management analyzes relevant ESG criteria regarding the originator, servicers, or other relevant counterparties. In the sovereign debt sector, Putnam Management uses quantitative modeling and fundamental research to evaluate countries across a variety of ESG criteria (i.e., natural resource dependence and level of public corruption) and non-ESG criteria (i.e., global economic conditions, market valuations and technicals). Putnam Management believes that sovereign issuers with better ESG scores generally benefit from lower borrowing costs and that ESG criteria may influence the perception of the credit risk of a country’s debt. Countries are evaluated both on current ESG metrics and the extent of recent progress.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments. In addition to the main investment strategies described above, the fund may make other types of investments, such as assignments of and participations in fixed and floating rate bank loans, investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

ESG Core Bond ETF 31

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $18,626,220 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses

32 ESG Core Bond ETF

may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit Effective May 2, 2023, the fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

ESG Core Bond ETF 33

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,245,322
Unrealized depreciation	(1,124,208)
Net unrealized appreciation	4,121,114
Undistributed ordinary income	1,050,076
Undistributed short-term gains	229,016
Cost for federal income tax purposes	$478,016,159

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.35% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $31 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$214,452,699	$125,184,262
U.S. government securities (Long-term)	—	—
Total	$214,452,699	$125,184,262

34 ESG Core Bond ETF

Portfolio securities received or delivered through in-kind transactions were $369,449,606 and $—, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,250,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on January 19, 2023.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 1/19/23	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Government
Money Market Fund*	$—	$887,730	$887,730	$485	$—
Total Short-term
investments	$—	$887,730	$887,730	$485	$—

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

ESG Core Bond ETF 35

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Repurchase agreements **	$18,261,000	$18,261,000
Total Assets	$18,261,000	$18,261,000
Total Financial and Derivative Net Assets	$18,261,000	$18,261,000
Total collateral received (pledged)†##	$18,261,000
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$18,626,220	$18,626,220
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 ESG Core Bond ETF

Note 9: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

ESG Core Bond ETF 37

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

38 ESG Core Bond ETF

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

ESG Core Bond ETF 39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

40 ESG Core Bond ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President, Chief Compliance	Assistant Clerk, and
	Officer, and Chief Risk Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
Independent Registered	and Clerk	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal year ended April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amount of $244,237 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s fiscal year for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023